UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2015

IPOWorld

 (Exact name of registrant as specified in its charter)

Nevada	000-54492	27-3088652
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3472 Research Pkwy., #104, Colorado Springs, CO 80920

  (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:   719-445-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On November 12, 2015, the Board of Directors concluded that the financial statements contained within the Forms 10-Q for the periods ended December 31, 2014 and March 31, 2015 should no longer be relied upon due to errors in the issuance and valuation of preferred and common stock to a related party. The Board discussed the matters disclosed here with the Company’s current independent accountant, RBSM, LLP, who will be reviewing the restated financial statements for the periods in question as their respective quarters for the following fiscal year become due.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned Chairman hereunto duly authorized.

Date: November 12, 2015	IPOWorld

/s/ Edward Heckerson
Edward Heckerson CEO/CFO